Fulton Financial Corporation

Keefe, Bruyette & Woods

March 1, 2006

Forward-Looking Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Presentation Outline

- Corporate profile
- Relationship banking strategy
- Strategic initiatives
- Acquisition strategy
- Capital
- Loan summary
- Customer and employee satisfaction
- Financial performance

Fulton Financial Profile

- Regional financial holding company (formed in 1982)
- 15 community banks and 3 financial services affiliates in 5 states
- 254 community banking offices
- Asset size: $13.7 billion
- Market capitalization: $2.8 billion

Where are we located?

Where are we located?

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank
- First Washington State Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- Lebanon Valley Farmers Bank
- The Peoples Bank of Elkton
- Premier Bank
- Resource Bank
- Skylands Community Bank
- Somerset Valley Bank
- Swineford National Bank


Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY
NEW CASTLE
KENT
SUSSEX
Delaware
WASHINGTON
Maryland
CECIL
CARROLL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
FAIRFAX
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

Possible Future Expansion


Possible
Future Expansion
Current Markets
Future Expansion
Pennsylvania
New Jersey
Maryland
Delaware
Virginia
North Carolina
FULTON FINANCIAL
CORPORATION

What have we accomplished?

- Proven business model
- Consistent performance
- 24 consecutive years of record earnings
- 31 consecutive years of dividend increases
- 10.2% compounded annual growth rate in dividends per share
- 8.6% compounded annual growth rate in earnings per share (last 5 years = 5.5%)
- 25 bank acquisitions

Creating Value

For our	With
Shareholders	People
Employees	Place
Customers	Promotion
Communities	Product
	Price

Our Relationship Strategy

- Long-term successful employees →
- Long-term successful customers →
- Long-term successful shareholders

Stock Performance (1982 - 2005)

- WITHOUT dividend reinvestment:
  14% compounded annual rate of return
- WITH dividend reinvestment:
  18% compounded annual rate of return

Corporate Strategic Priorities

- Producing above average long term shareholder returns
- Driving EPS growth organically and acquisitively
- Creating financial success together with our customers
- Creating career success together with our employees
- Enriching the communities we serve
- Managing risk comprehensively
- Deploying capital prudently

Recent Acquisitions

- **Somerset Valley Bank**
  - Acquired on 7/1/05 Assets of $540 million
  - Headquartered in Somerville, NJ
  - 12 branches in Somerset, Hunterdon and Middlesex counties
- **The Columbia Bank**
  - Acquired on 2/1/06 Assets of $1.3 billion
  - Headquartered in Columbia, MD
  - 25 offices in Howard, Montgomery, Prince George's, Baltimore Counties and Baltimore City

Columbia Bank
Company Overview

- Consistently one of the fastest growing and most profitable de novo institutions since its founding in 1987
- Focused on building a premier community banking franchise in the Baltimore / Washington corridor
- 4th largest independent commercial banking company in Central Maryland

Columbia Bank
Financial Performance (12/31/05)

- Assets:
  - $1.32 billion
- Net income:
  - $16.1 million / up 21.7%
- Earnings per share (diluted):
  - Up 24.4%
- Return on equity:
  - 17.48%
- Return on average assets:
  - 1.28%
- Net interest margin:
  - 5.02%
- Efficiency ratio:
  - 50.76%
- Non-performing assets to total assets:
  - .02% of total assets

Columbia Bank Footprint


Carroll
Harford
Baltimore
Frederick
Baltimore City
Howard
Montgomery
Anne
Arundel
Washington
D.C
Prince
George's
Branch office
Headquarters office

	Full Service Branches	Retirement Branches
Baltimore County/City	3	3
Howard County	9	2
Montgomery County	3	–
Prince George's County	5	–
Total	20	5

Columbia Bank Demographics

- Vibrant and diverse Baltimore / Washington corridor economy providing excellent growth opportunities
- Affluent, well-educated retail customer base
- Concentration of small and mid-sized businesses
- Large, stable government employment base
- Attractive location for "new economy" firms
- Median household income in Howard and Montgomery Counties = 1st and 2nd in Maryland and 4th and 5th nationally
- Bank market share in Howard County = 16.7% on 6/30/05

What do we look for?

- Strong performance
- Asset quality
- High growth areas
- Dynamic market demographics
- Talented and dedicated staff
- Compatible corporate culture

Acquisitions In New Markets

What changes?

- Loan review
- Investments
- Asset/liability management
- Compliance
- Common operating platform
- Audit
- Accounting

What stays the same?

- Bank name
- Board of Directors
- Management team
- Employees

Our Business Model

- Affiliate knows local markets best
- Maintains established local brand value
- Proprietary retail expertise and strategy
- Prestigious jobs in local markets
- Pricing autonomy
- Performance goals
- Affiliate plan execution

Growth

- Organic and acquisitive
- Resource Bank =development track lending
- Skylands Community Bank = small business/ lines of credit
- Premier Bank = commercial real estate lending
- Leverage affiliate strength to build retail base

Benefits To New Affiliates

- Increased income diversification due to introduction of new products and services
- Continued local autonomy and decision-making
- Increased lending capacity
- Additional capital
- Proven merger/conversion expertise
- Reduced expenses

Affiliate New Product Availability

- Debit/credit cards
- Residential mortgages
- Specialized lending (leasing and indirect)
- International services
- Correspondent banking
- On-line banking
- Investment management
- Brokerage services
- Insurance (whole life, term life, long-term care through advisors)
- Cash management

Other Income As a Percent of Total Income


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.6%
96
97
98
99
00
01
02
03
04
05

Capital (12/31/05)

- Total Capital (GAAP): $1.3 billion
- Total Regulatory Capital: $1.1 billion
- Ratios:
  - Total Risk-Based Capital 12.06%
  - Tier 1 Risk-Based Capital 9.94%
  - Leverage Capital 7.66%

Stock Buyback

- Completed accelerated repurchase of 4.3 million shares

Loan Diversification (12/31/05)



7%
10%
28%
21%
34%
Commercial
Commercial Mortgage
Res Mtg and Home Equity
Construction
Consumer and other

Summary of Larger Loans

- 27 relationships with commitments to lend of $20 million or more
- Maximum individual commitment of $30 million
- Average commercial loan size is $597,000
- Loans and corresponding relationships are within Fulton's geographical market area

Commercial Loan Concentration
By Industry (as of 12/31/05)

Industry	%
Construction	22.8
RE - Investor - Owned	22.6
Services	11.9
Manufacturing	8.2
Retail	6.9
Health Care	6.7
Agriculture	5.7
Other	4.4
Wholesale	4.7
Arts and Entertainment	2.0
Financial Services	2.4
Transportation	1.7
	100.0

Credit Ratings

Moody's Investor Services

Short-term rating	P-1
Long-term rating	
Issuer	A-2
Lead Bank Deposits	A-1
Outlook	Stable

Standard & Poors

Credit rating	BBB+
Outlook	Stable

Fitch Ratings

Short-term rating	F-1
Long-term rating	A
Outlook	Stable

Dominion Bond Rating Service

Credit rating	A
Outlook	Stable

Employee Retention


100
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
Exempt
Non-exempt
Overall

Employee Opinion Survey

- Quality and Improvement
- Commitment
- Immediate Supervisor
- Job Satisfaction
- Service Climate
- Company Image
- Training and Development
- Organizational Leadership
- Work Process
- Communication
- Pay and Benefits
- Teamwork and Collaboration

(Survey administered by BAI Survey Services)

Employee Opinion Survey

- Conducted every three years
- Over 3,000 employees surveyed (85%)
- Completed in June 2005
- FFC responses exceed BAI national averages in 10 of the 12 categories

Customer Satisfaction (Fall 2005)

- *Retail:
  - 90% extremely/very satisfied
- Commercial:
  - 90% extremely/very satisfied
- Fulton Financial Advisors:
  - 80+% very satisfied/satisfied
- Fulton Mortgage Company:
  - 99% of expectations met/exceeded
  - 98% would recommend FMC to others

*Compared to national average of 62%
Source: 2005 American Banker/Gallup Consumer Survey

Year ended December 31, 2005

$166.1 million	Net income (11.0% increase over restated 2004) (8.6% over originally reported 2004)
$ 1.05	Net income per share (6.1% increase over restated 2004) (4.0% over originally reported 2004)
$ 0.567	Cash dividends per share (9.5% increase over 2004)
1.41%	Return on assets
13.26%	Return on equity
20.32%	Return on tangible equity

Peer Group

First Republic Bank
Bank of Hawaii Corporation
International Bancshares Corporation
TCF Financial Corporation
BOK Financial Corporation
Colonial BancGroup, Inc.
City National Corporation
First Citizens BancShares, Inc.
Whitney Holding Corporation
Cullen/Frost Bankers, Inc.
Associated Banc-Corp
Commerce Bancshares, Inc.
Old National Bancorp
Greater Bay Bancorp

South Financial Group, Inc. (The)
First Midwest Bancorp, Inc.
Susquehanna Bancshares, Inc.
United Bankshares, Inc.
Sky Financial Group Inc.
Mercantile Bankshares Corporation
Citizens Banking Corporation
Valley National Bancorp
Wilmington Trust Corporation
BancorpSouth, Inc.
UMB Financial Corporation
Trustmark Corporation
FirstMerit Corporation

Income Statement Summary
(12/31/05)

	2005	2004	$	%
		(dollars in thousands)		
Net Interest Income	$ **412,580**	$ 357,650	$ 54,930	15%
Loan Loss Provision	**(3,120)**	(4,720)	1,600	-34%
Other Income	**135,420**	121,160	14,260	12%
Securities Gains	**6,620**	17,710	(11,090)	-63%
Branch Sale Gains	**2,220**	-	2,220	na
Other Expenses	**(316,290)**	(277,520)	(38,770)	14%
Income Taxes	**(71,360)**	(64,670)	(6,690)	10%
Net Income	**$ 166,070**	**$ 149,610**	**$ 16,460**	**11%**

Average Loan Growth
(12/31/05)

	2005	2004	$	%
	(dollars in millions)			
Commercial	$ 2,350	$ 2,100	$ 250	12%
Comm'l Mort	2,620	2,210	410	19%
Home Equity	1,150	990	160	16%
Resid Mort	560	510	50	10%
Construction	730	490	240	49%
Cons./Other	570	560	10	2%
Total Loans	$ 7,980	$ 6,860	1,120	16%

Organic Loan Growth

(12/31/05)

	2005		2004		$	%
		(dollars in millions)				
Commercial	$	2,130	$ 2,020	$	110	5%
Comm'l Mort		2,240	2,070		170	8%
Home Equity		1,080	980		100	10%
Resid Mort		470	450		20	4%
Construction		310	270		40	15%
Cons./Other		560	570		(10)	-2%
Total Loans	$	6,790	$ 6,360		430	7%

Net Interest Margin

(12/31/05)



4.75
4.50
4.25
4.00
3.75
3.50
94
95
96
97
98
99
00
01
02
03
04
05
3.93
3.76
3.64
FFC
Peer
Top 50

Asset/Liability Management

12/31/05

Interest rate "shocks"

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 11.0 million	+ 2.6%
+200 bp	+ $ 7.5 million	+ 1.8%
+100 bp	+ $ 3.9 million	+ 0.9%
- 100 bp	- $ 10.6 million	- 2.5%
- 200 bp	- $ 21.6 million	- 5.2%

Yield Curve - Rate Shocks


Treasury Yields at Different Rate Shocks
Quarter Ending 12/31/05
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Percent
1
2
3
4
5
7
10
30
Year
-200
-100
Flat
100
200
300

Loan Mix (12/31/05)


Adjustable
28%
Fixed
33%
Floating
39%

Investment Portfolio

(12/31/05)

	ENDING BALANCE (000's)	MODIFIED DURATION	CREDIT RATING
Mortgage-backed securities	$ 1,450.9	2.70	AAA - agency insured
Municipal bonds	436.3	3.90	AAA - insured
Collateralized mortgage obligations	265.0	2.09	AAA
U.S. Treasuries and agencies	248.8	2.57	AAA
Trust preferred securities	62.2	10.03	various -5 yr call
FHLB stock	58.2	na	AAA
Bank stock	73.1	na	Not rated
Other investments	29.4	na	AAA
Unrealized gain - bank stock	(1.7)		
Unrealized loss-bonds	(60.1)		
Total Investments	$ 2,562.1	3.02	

Bank Stock Gains

(12/31/05 percent contribution to EPS)



9
8
7
6
5
4
3
2
1
0
94
95
96
97
98
99
00
01
02
03
04
05

Funding Sources (12/31/05)


10%
1%
15%
74%
Deposits and Customer Repurchase Agreements
Borrowings
GAAP Capital
Other Liabilities

Average Deposit Growth
(12/31/05)

	2005	2004	$	%
	(dollars in millions)			
Nonint DDA	$ 1,590	$ 1,380	$ 210	15%
Int DDA	1,550	1,360	190	14%
Savings/MMDA	2,060	1,850	210	11%
CD's	3,170	2,690	480	18%
Cash Mgt	390	410	(20)	-5%
Total Deposits	$ 8,760	$ 7,690	$ 1,070	14%

Organic Deposit Growth

(12/31/05)

	2005	2004	$	%
	(dollars in millions)			
Nonint DDA	$ 1,440	$ 1,350	$ 90	7%
Int DDA	1,400	1,320	80	6%
Savings/MMDA	1,770	1,810	(40)	-2%
CD's	2,370	2,370	-	0%
Cash Mgt	370	410	(40)	-10%
Total Deposits	$ 7,350	$ 7,260	$ 90	1%

Net Charge-Offs To Loans
(12/31/05)


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.21
0.18
0.04
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
FFC
Peer
Top 50

Nonperforming Assets To Assets
(12/31/05)



1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05
0.38
0.36
0.33
FFC
Peer
Top 50

Other Income Detail

(12/31/05)

	2005	2004	$	%
		(dollars in thousands)		
Inv Mgt & Trust	$ 35,670	$ 34,820	$ 850	2%
Mort. Sales Gains	25,460	19,260	6,200	32%
Overdraft Fees	17,990	16,540	1,450	9%
Service Charges	14,200	15,180	(980)	-6%
Cash Mgt Fees	8,010	7,730	280	4%
Success Card Fees	6,490	5,660	830	15%
Other	27,600	21,970	5,630	26%
Total	**$ 135,420**	**$ 121,160**	**$ 14,260**	**12%**

Internal Results

(12/31/05)

	2005	2004	$	%
		(dollars in thousands)		
Invt Mgt & Trust	$ 25,510	$ 25,620	$ (110)	0%
Mort. Sales Gains	6,360	5,640	720	13%
Overdraft Fees	12,650	12,250	400	3%
Service Charges	10,230	11,410	(1,180)	-10%
Cash Mgt Fees	5,880	5,830	50	1%
Success Card Fees	4,640	4,090	550	13%
Other	17,700	14,210	3,490	25%
Total	**$ 82,970**	**$ 79,050**	**$ 3,920**	**5%**

Efficiency Ratio

(12/3105)


62.00
60.00
58.00
56.00
54.00
52.00
50.00
93 94 95 96 97 98 99 00 01 02 03 04 05
57.9
57.9
55.5
FFC
Peer
Top 50

Other Expense Detail

(12/31/05)

	2005	2004	$	%
		(dollars in thousands)		
Salaries & Benefits	$ 181,890	$ 166,030	$ 15,860	10%
Occupancy & Equip.	41,220	34,580	6,640	19%
DP/Software/Telecom	23,080	20,340	2,740	13%
Amortization	5,310	4,730	580	12%
Other Expenses	64,790	51,840	12,950	25%
Total	$ 316,290	$ 277,520	$ 38,770	14%

Internal Results
(12/31/05)

	2005	2004	$	%
		(dollars in thousands)		
Salaries & Benefits	$ 153,670	$ 152,660	$ 1,010	1%
Occupancy & Equip.	32,930	31,500	1,430	5%
DP/Software/Telecom	19,210	18,770	440	2%
Amortization	3,560	4,350	(790)	-18%
Other Expenses	49,350	46,720	2,630	6%
Total	$ 258,720	$ 254,000	$ 4,720	2%

Looking Ahead

Focus on:

- EPS growth
- Non-interest income
- Organic growth
- Strong asset quality
- Value-creating acquisitions
- Net interest margin expansion
- Improved efficiency

Fulton Financial Corporation

One Penn Square
Lancaster, PA 17602

www.fult.com